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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 24, 1997


                                  EXCITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                   CALIFORNIA
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                 (State or other jurisdiction of incorporation)


      0-28064                                        77-0378215
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    (Commission                                     (IRS Employer
    File Number)                                  Identification No.)


      555 Broadway, Redwood City, CA                                94063
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 (Address of principal executive offices)                         (Zip Code)


                                 (415) 568-6000
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


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ITEM 5:  OTHER EVENTS.

        On November 24, 1997, Excite, Inc. (the "Company"), completed the previously announced acquisition of Netbot, Inc. ("Netbot"), in a merger of Netbot with and into a wholly-owned subsidiary of the Company (the "Merger"), with Netbot surviving the Merger and becoming a wholly-owned subsidiary of the Company. Netbot is a Seattle-based Internet software developer of advanced search technology. The Merger was accounted for as a pooling of interests and structured as a tax free reorganization. In the Merger, Excite issued an aggregate of 853,554 shares of Common Stock to Netbot security holders and assumed warrants to purchase Netbot Common Stock which are now exercisable for 2,087 shares of Excite Common Stock and options to purchase Netbot Common Stock which are now exercisable for an aggregate of 208,966 shares of Excite Common Stock. The Company intends to file a Registration Statement on Form S-8 with respect to these assumed options and upon the filing of such Registration Statement on Form S-8, any shares of Common Stock subject to options which are exercisable will be available for resale in the public market. In addition, the Company is obligated to file, within 90 days of November 24, 1997, a Registration Statement on Form S-3 with respect to the resale of the 853,554 shares of the Company's Common Stock issued to Netbot security holders.

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)    Exhibits.

               The following exhibits are filed herewith:

               2.1 Agreement and Plan of Reorganization dated as of October 30, 1997 by and among the Company, Excite Merger Corporation, Netbot, Eric Zochner and Dan Campi.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               EXCITE, INC.




Date:  December 3, 1997        By: /s/ ROBERT C. HOOD
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                                  Robert C. Hood
                                  Executive Vice President, Chief Administrative Officer and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit 2.1    Agreement and Plan of Reorganization dated as of October 30,
               1997 by and among the Company, Excite Merger Corporation, Netbot, Eric Zochner and Dan Campi.


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